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                                 ONE FUND, INC.

                SUPPLEMENT DATED JUNE 30, 2000 TO THE PROSPECTUS
                             DATED DECEMBER 15, 1999


                          ONE FUND'S PORTFOLIO MANAGERS

The following changes and additions are made on pages 22 and 23 of the prospectus:

Joseph Brom has retired as president of the Adviser. The Adviser's president is now Christopher Carlson. He is a vice president and senior investment officer of ONLI. He and Michael Boedeker oversee the management of the Money Market, Income, Income & Growth, Growth, Small Cap and S&P 500 Index portfolios. Mr. Carlson has a bachelor's degree in psychology from the University of Richmond and a master of business administration degree in finance from the University of Cincinnati. He has been an investment officer of ONLI since 1993. For twelve years before that he was involved in developing commercial real estate.

Bret Parrish is a vice president of the Adviser and an investment officer of ONLI. He has managed the S&P 500 Index portfolio since May 2000. For four years prior to that, he had been a fixed income portfolio manager for the Ohio Casualty Group. For two years before that he was in a financial management training program for Ohio Casualty while also teaching finance courses at Miami University. Mr. Parrish is a chartered financial analyst with a bachelor of arts degree in economics from Dennison University and a master of business administration degree in finance from Miami University.

In addition to Alexandre de Bethmann and Henry Frantzen, the portfolio managers of the International portfolio now include John Quartarolo and Stephen Auth. John Quartarolo has been an assistant vice president of FGIM since January 2000. He joined FGIM as a senior investment analyst in December 1998. For three years before that, he was an assistant vice president - global securities research & economics for Merrill Lynch, and for three years prior to that he was a ratings analyst for Standard & Poor's. Mr. Quartarolo is a chartered financial analyst. He has a bachelor of business administration degree and a master of business administration degree from Hofstra University.

Stephen Auth joined FGIM in May 2000 as senior vice president & director of global portfolio management. For fifteen years prior to that, he was employed by Prudential Investments where he served the last nine of those years as a portfolio manager and was also senior managing director. Mr. Auth is a chartered financial analyst. He has a bachelors degree from Princeton University and a master of business administration degree from Harvard University.